UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2004

Vectren Corporation
Vectren Utility Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-15467	Vectren Corporation (An Indiana Corporation) 20 N. W. Fourth Street, Evansville, Indiana 47708 (812) 491-4000	35-2086905

1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) 20 N. W. Fourth Street, Evansville, Indiana 47708 (812) 491-4000	35-2104850

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|   |     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|   |     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|   |     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|   |     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 17, 2004, Vectren Corporation and its wholly owned subsidiary, Vectren Utility Holdings, Inc., filed with the Securities and Exchange Commission Amendment No. 1 to their Statement on Form U-3A-2 (the “Amendment”). The Form U-3A-2 had been filed on February 27, 2004, to claim an exemption as a holding company from provisions of the Public Utility Holding Company Act of 1935. The Amendment submitted a change in method of aggregating wholesale power sales and purchases outside of Indiana from that previously provided. The new method is to aggregate by delivery point. The Amendment also submitted clarifications as to activity outside of Indiana related to gas utility operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 6, 2004

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC. By: /s/ Ronald E. Christian —————————————— Ronald E. Christian, Executive Vice President